Filed pursuant to Rule 497

Registration No. 333-195003

Rule 482 ad

GARRISON CAPITAL INC. PRICES PUBLIC OFFERING OF 2,000,000 SHARES OF COMMON STOCK

New York, New York—July 17, 2014— Garrison Capital Inc., a business development company (the “Company”) (NASDAQ: GARS), today announced that certain of its stockholders (the “Selling Stockholders”), affiliates of funds managed or advised by Garrison Investment Group LP, have priced an underwritten, public offering of 2,000,000 shares of the Company’s common stock at a public offering price of $14.50 per share. Oppenheimer & Co. Inc., Janney Montgomery Scott LLC, JMP Securities LLC and Wunderlich Securities, Inc. are serving as joint book-running managers for the offering. William Blair & Company, L.L.C., Ladenburg Thalmann and National Securities Corporation are serving as co-lead managers. The offering of the shares will be made under the Company’s shelf registration statement, which was filed with, and declared effective by, the Securities and Exchange Commission.

The offering is expected to close on July 22, 2014, subject to customary closing conditions. The Selling Stockholders have also granted the underwriters an option to purchase up to an additional 300,000 shares of common stock.

The Company will not receive any proceeds from the sale of shares in the offering.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement dated July 16, 2014 and the accompanying prospectus dated July 14, 2014, which have been filed with the Securities and Exchange Commission, contain this and other information about the Company and should be read carefully before investing.

The preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell any securities of the Company and are not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.

The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained from the joint bookrunner at the following address: Oppenheimer & Co. Inc., Syndicate Prospectus Department, 85 Broad Street, 26th floor, New York, NY 10004, or by telephone at (212) 667-8563, or by email at EquityProspectus@opco.com.

ABOUT GARRISON CAPITAL INC.

Garrison Capital Inc. is a business development company that primarily invests in loans to U.S. based middle-market companies. The Company’s investment activities are managed by its investment adviser, Garrison Capital Advisers LLC, an affiliate of Garrison Investment Group LP.

ABOUT GARRISON INVESTMENT GROUP LP

Garrison Investment Group LP is an alternative investment and asset management firm founded in March 2007 by Steven Stuart and Joseph Tansey. Garrison Investment Group invests opportunistically in the debt of middle-market companies, primarily in the areas of corporate finance, real estate finance and structured finance.

FORWARD-LOOKING STATEMENTS

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those expressed or implied in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

Contact:

Garrison Capital Inc.

Brian Chase

www.garrisoncapitalbdc.com

(212) 372-9590